Exhibit 10.1
Semiannual Servicer’s Certificate
CenterPoint Energy Transition Bond Company, LLC (formerly Reliant Energy Transition Bond Company LLC)
$748,897,000 Transition Bonds, Series 2001-1
Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement (the “Agreement”), dated as of October 24, 2001, between CenterPoint Energy Houston Electric, LLC (formerly Reliant Energy, Incorporated), as Servicer, and CenterPoint Energy Transition Bond Company, LLC (formerly Reliant Energy Transition Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:
Capitalized terms used in this Semiannual Servicer’s Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.
Collection Periods: March 15, 2007 through September 14, 2007
Payment Date: September 17, 2007
Today’s Date: September 14, 2007
1. Collections Allocable and Aggregate Amounts Available for Current Payment Date:

i.	Remittances for the March 15 through 31, 2007 Collection Period	3,982,663.75
ii.	Remittances for the April 1 through 30, 2007 Collection Period	6,348,811.35
iii.	Remittances for the May 1 through 31, 2007 Collection Period	6,413,792.50
iv.	Remittances for the June 1 through 30, 2007 Collection Period	7,018,890.19
v.	Remittances for the July 1 through 31, 2007 Collection Period	7,572,167.18
vi.	Remittances for the August 1 through 31, 2007 Collection Period	9,091,742.01
vii.	Remittances for the September 1 through 14, 2007 Collection Period	4,638,319.67
viii.	Net Earnings on Collection Account	940,122.53	[3/1/07 through 8/31/07]

ix.	General Subaccount Balance (sum of i through viii above)	46,006,509.18

x.	Reserve Subaccount Balance as of Prior Payment Date	10,078,813.13
xi.	Overcollateralization Subaccount Balance as of Prior Payment Date	1,716,222.29
xii.	Capital Subaccount Balance as of Prior Payment Date	3,744,485.00

xiii.	Collection Account Balance (sum of ix through xii above)	61,546,029.60

2. Outstanding Amounts as of Prior Payment Date:

i.	Class A-1 Principal Balance	0.00
ii.	Class A-2 Principal Balance	38,511,447.00
iii.	Class A-3 Principal Balance	130,000,000.00
iv.	Class A-4 Principal Balance	385,897,000.00

v.	Aggregate Principal Balance of all Series 2001-1 Transition Bonds	554,408,447.00

3. Required Funding/Payments as of Current Payment Date:

		Projected
		Principal	Semiannual
	Series 2001-1 Principal	Balance	Principal Due
i.	Class A-1	0.00	0.00
ii.	Class A-2	0.00	38,511,447.00
iii.	Class A-3	128,969,686.00	1,030,314.00
iv.	Class A-4	385,897,000.00	0.00

v.	For all Series 2001-1 Transition Bonds	514,866,686.00	39,541,761.00

		Transition	Days in
		Bond	Interest
		Interest Rate	Period (1)	Interest Due
vi.	Required Class A-1 Interest	3.840%	180	0.00
vii.	Required Class A-2 Interest	4.760%	180	916,572.44
viii.	Required Class A-3 Interest	5.160%	180	3,354,000.00
ix.	Required Class A-4 Interest	5.630%	180	10,863,000.55

(1) On 30/360 Day basis.

			Funding
		Required Level	Required
x.	Overcollateralization Subaccount	1,872,242.50	156,020.21
xi.	Capital Subaccount	3,744,485.00	0.00
4. Allocation of Remittances as of Current Payment Date Pursuant to Section 8.02(d) of Indenture:

i.	Trustee Fees and Expenses	0.00
ii.	Servicing Fee	187,224.25	(1)
iii.	Administration Fee and Independent Managers Fee	50,000.00	(2)
iv.	Operating Expenses	23,484.00	(3)
v.	Semiannual Interest (including any past-due Semiannual Interest for prior periods)

			Per $1,000
			of Original
	Series 2001-1	Aggregate	Principal Amount
	1. Class A-1 Interest Payment	0.00	0.00
	2. Class A-2 Interest Payment	916,572.44	7.77
	3. Class A-3 Interest Payment	3,354,000.00	25.80
	4. Class A-4 Interest Payment	10,863,000.55	28.15

vi.	Principal Due and Payable as a result of Event of Default or on Final Maturity Date

			Per $1,000
			of Original
	Series 2001-1	Aggregate	Principal Amount
	1. Class A-1 Principal Payment	0.00	0.00
	2. Class A-2 Principal Payment	0.00	0.00
	3. Class A-3 Principal Payment	0.00	0.00
	4. Class A-4 Principal Payment	0.00	0.00

vii.	Semiannual Principal

		Per $1,000
		of Original
Series 2001-1	Aggregate	Principal Amount
1. Class A-1 Principal Payment	0.00	0.00
2. Class A-2 Principal Payment	38,511,447.00	326.37
3. Class A-3 Principal Payment	1,030,314.00	7.93
4. Class A-4 Principal Payment	0.00	0.00

viii.	Amounts Payable to Credit Enhancement Providers (if applicable)	N/A
ix.	Operating Expenses not Paid under Clause (iv) above	0.00
x.	Funding of Capital Subaccount (to required level)	0.00
xi.	Funding of Overcollateralization Subaccount (to required level)	156,020.21
xii.	Net Earnings in Capital Subaccount Released to Issuer	98,470.36
xiii.	Deposit to Reserve Subaccount	0.00
xiv.	Released to Issuer upon Series Retirement: Collection Account	0.00

(1)	Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25

(2)	Administration fee: $50,000 x 180/180 = $50,000.00

(3)	Reimbursement to Administrator for fees/expenses paid to outside legal counsel ($19,999.00) and printer ($3,485.00).

5. Subaccount Withdrawals as of Current Payment Date
(if applicable, pursuant to Section 8.02(d) of Indenture):

i.	Reserve Subaccount (available for 4.i. through 4.xii.)	9,184,023.63
ii.	Overcollateralization Subaccount (available for 4.i. through 4.ix.)	0.00
iii.	Capital Subaccount (available for 4.i. through 4.ix.)	0.00

iv.	Total Withdrawals	9,184,023.63

6. Outstanding Amounts and Collection Account Balance as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

	Series 2001-1
i.	Class A-1 Principal Balance	0.00
ii.	Class A-2 Principal Balance	0.00
iii.	Class A-3 Principal Balance	128,969,686.00
iv.	Class A-4 Principal Balance	385,897,000.00

v.	Aggregate Principal Balance for all Series 2001-1 Transition Bonds	514,866,686.00

vi.	Reserve Subaccount Balance	894,789.50
vii.	Overcollateralization Subaccount Balance	1,872,242.50
viii.	Capital Subaccount Balance	3,744,485.00

ix.	Aggregate Collection Account Balance	6,511,517.00

7. Shortfalls In Interest and Principal Payments as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

i.	Semiannual Interest

Series 2001-1
1. Class A-1 Bond Interest Payment	0.00
2. Class A-2 Bond Interest Payment	0.00
3. Class A-3 Bond Interest Payment	0.00
4. Class A-4 Bond Interest Payment	0.00

ii.	Semiannual Principal

Series 2001-1
1. Class A-1 Principal Payment	0.00
2. Class A-2 Principal Payment	0.00
3. Class A-3 Principal Payment	0.00
4. Class A-4 Principal Payment	0.00
8. Shortfalls in Required Subaccount Levels as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

i.	Overcollateralization Subaccount	0.00
ii.	Capital Subaccount	0.00
IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer’s Certificate this 14th day of September, 2007.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC (formerly RELIANT ENERGY, INCORPORATED), as Servicer
by:	/s/ Marc Kilbride

Marc Kilbride
Vice President and Treasurer